Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2011 Unaudited Fourth Quarter & Full-Year Results June 14, 2011 Exhibit 99.2

Forward looking statements & non-GAAP financial
information
Forward-Looking Language
This release contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities
Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this release and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,”
“targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK Capital, and unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences; uncertainties associated with the proposed sale of the
Company’s TSG business to OnX Enterprise Solutions, including uncertainties related to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the
Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, “Risk Factors.” Copies are available from the
SEC or the Agilysys website.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.
Additional Information
In connection with the proposed TSG divesture, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS ARE
URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION
AND THE COMPANY. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Agilysys Inc., 28925 Fountain Parkway, Solon, Ohio, 44139, Attention: Treasurer.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the
SEC on June 25, 2010.  Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.

Strategic update
Announced on May 31
st
a definitive agreement to sell Technology Solutions Group (TSG) business for a purchase price of $64 million in cash to OnX Enterprise Solutions
Strategic emphasis focuses on improving business performance and returning capital to shareholders
Shareholder value to be driven by improved operating and financial results of remaining
Hospitality Solution and Retail Solution Groups
Customer and solution focus
Profitable growth
Select investments to enhance core offerings
Reduce operating expenses
Reduce corporate expense of servicing our businesses, including reducing our facilities’
footprint
— Today announced relocation of corporate headquarters to Alpharetta, Georgia to reduce corporate costs and reposition support closer to key revenue producing locations in Georgia and South Carolina

Q4 review: consolidated results
Revenue increased 6%; hardware by 3%,
software by 37% and services were flat
Gross margins decreased 1.1% due to lower
services margins and vendor rebates
SG&A, excluding depr. & amort., increased by
$2.9M
Asset impairment charges primarily relate to
write-down of TSG goodwill and intangible
assets
Restructuring charges primarily associated
with cost saving initiatives executed in TSG
Adjusted EBITDA, excluding charges,
decreased from a loss of $2.9M to a loss of
$5.1M
Loss from continuing operations increased to
$45.0M from $0.5M in FY10 largely due to
asset impairment and restructuring charges
Q4 Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
2011 2010
Net sales $143.8 $135.9
Cost of goods sold $107.5 $100.0
Gross profit $36.3 $35.8
25.3% 26.4%
SG&A (excl. depr. & amort.) $41.9 $39.0
Depreciation & amortization $2.9 $2.9
Asset impairment charges $37.7 $0.1
Restructuring charges $0.8 $0.1
Operating loss ($47.0) ($6.2)
Other (income)/expense, net ($0.0) ($0.2)
Interest expense/(income), net $0.4 $0.3
Loss before income taxes ($47.3) ($6.3)
Income tax (benefit)/expense ($2.3) ($5.8)
Loss from cont. ops. ($45.0) ($0.5)
Income from disc. ops., net of taxes $0.0 $0.0
Net loss ($45.0) ($0.5)
Diluted earnings per share:
Continuing operations ($1.97) ($0.02)
Discontinued operations $0.00 $0.00
Net loss ($1.97) ($0.02)
Adjusted EBITDA excl. charges
1
($5.1) ($2.9)
(3.6%) (2.1%)
(1) Excludes Asset impairment and Restructuring charges
(2) $0.5M and $0.3M of developed technology amortization included in COGS for Q4FY11 and Q4FY10, respectively
March 31
Three Months Ended
2

Q4 review: Hospitality (“HSG”)
Revenue increased 16.5% largely due to growth
in UK and cruise industry
Gross margin increased due to higher services
and hardware margins
SG&A, excluding depr. & amort., increased by
$2.3M
Adjusted EBITDA, excluding asset impairment
charges, increased $0.4M primarily due to
higher revenue and gross margin expansion
HSG Segment Profit ($Mil.)
Q4 Year-over-Year Commentary
2011 2010%
Net sales $24.8 $21.3 16.5%
Cost of goods sold $9.0 $7.9 13.4%
Gross profit $15.8 $13.4 18.3%
63.8% 62.8%
SG&A (excl. depr. & amort.) $12.7 $10.4 21.7%
Depreciation & amortization $0.6 $0.7 (15.1%)
Asset impairment charges $0.9 $0.0 nm
Operating income $1.6 $2.2
Depreciation & amortization
$1.1 $1.0
Adjusted EBITDA $2.7 $3.2
Adjusted EBITDA excl. charges $3.6 $3.2
14.6% 15.3%
(1) Excludes Asset impairment charge
(2) $0.5M and $0.3M of developed technology amortization included in COGS for Q4FY11 and Q4FY10, respectively
Three Months Ended
March 31
2
1

Q4 review: Retail (“RSG”)
Revenue decreased 13.6% primarily due to
lower hardware sales
Gross margin contracted as a result of lower
services margins
SG&A, excl. depr. & amort., decreased $0.8M
Adjusted EBITDA decreased $1.1M primarily
due to lower revenues and gross margins
RSG Segment Profit ($Mil.)
Q4 Year-over-Year Commentary
2011 2010%
Net sales $21.8 $25.3 (13.6%)
Cost of goods sold $17.9 $19.4 (8.0%)
Gross profit $4.0 $5.8 (32.2%)
18.1% 23.1%
SG&A (excl. depr. & amort.) $4.3 $5.1 (15.2%)
Depreciation & amortization $0.2 $0.1 nm
Operating (loss)/income ($0.5) $0.7
Depreciation & amortization $0.2 $0.1
Adjusted EBITDA ($0.3) $0.8
(1.5%) 3.1%
Three Months Ended
March 31

Q4 review: Technology (“TSG”)
Revenue increased 8.8% primarily due to
higher hardware and software sales
Gross margin contracted in quarter primarily
due to lower rebate margins
SG&A, excl. depr. & amort., increased $2.7M
Adjusted EBITDA, excluding charges, was a loss
of $3.4M compared to a loss of $0.6M in prior
year
Asset impairment charges relate to write-down
of acquisition related goodwill and intangible
assets
Restructuring charges incurred due to cost
saving initiatives
TSG Segment Profit ($Mil.)
Q4 Year-over-Year Commentary
2011 2010%
Net sales $97.1 $89.3 8.8%
Cost of goods sold $80.6 $72.7 10.9%
Gross profit $16.6 $16.6 (0.4%)
17.0% 18.6%
SG&A (excl. depr. & amort.) $20.0 $17.3 15.7%
Depreciation & amortization $0.3 $0.8 (60.6%)
Asset impairment charges $36.8 $0.1 nm
Restructuring charges $0.8 $0.0 nm
Operating loss ($41.3) ($1.5)
Depreciation & amortization $0.3 $0.8
Adjusted EBITDA ($41.0) ($0.7)
Adjusted EBITDA excl. charges¹
($3.4) ($0.6)
(3.5%) (0.7%)
(1) Excludes Asset impairment and Restructuring charges
Three Months Ended
March 31

Q4 review: Corporate
SG&A, excl. depr. & amort., decreased $1.3M
due primarily to lower professional fees and
capitalized leases that were treated as
operating leases in FY10
Depreciation expense increased due to higher
capitalized leases and amortization of
capitalized Oracle ERP system
Adjusted EBITDA, excluding charges, improved
by $1.3M
Corporate Segment ($Mil.)
Q4 Year-over-Year Commentary
2011 2010 $
SG&A (excl. depr. & amort.) $5.0 $6.3 ($1.3)
Depreciation & amortization $1.8 $1.3 $0.5
Restructuring charge $0.0 $0.1 ($0.1)
Operating loss ($6.8) ($7.6) $0.9
Depreciation & amortization $1.8 $1.3 $0.5
Adjusted EBITDA ($5.0) ($6.4) $1.4
Adjusted EBITDA excl. charges
1
($5.0) ($6.3) $1.3
(1) Excludes Asset impairment and Restructuring charges
Three Months Ended
March 31

FY11 review: consolidated results
Revenue increased 7%
HSG increased 12%
RSG decreased 2%
TSG increased 8%
Gross profit decreased $3.8M due to lower
vendor rebates
SG&A, excl. depr. & amort., increased $8.6M
Other expense/(income) in FY10 included:
Gain from Reserve Fund distribution of
$2.5M
Income from CTS litigation of $2.3M
Adjusted EBITDA, excluding charges, declined
$12.0M
FY11 Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
2011 2010%
Net sales $675.5 $634.3 6.5%
Cost of goods sold $517.8 $472.8 9.5%
Gross profit $157.7 $161.5 (2.4%)
23.3% 25.5%
SG&A (excl. depr. & amort.) $161.3 $152.7 5.6%
Depreciation &
amortization²
$11.9 $14.6 (18.3%)
Asset impairment charges $37.7 $0.3 nm
Restructuring charges $1.2 $0.8 46.3%
Operating loss ($54.4) ($6.8)
Other (income)/expense, net ($2.3) ($6.2) (62.4%)
Interest expense, net $1.2 $0.9 24.5%
Loss before income taxes ($53.3) ($1.6)
Income tax benefit $2.2 ($5.2)
(Loss)/income from cont. ops. ($55.5) $3.6
Loss from disc. ops., net of taxes $0.0 ($0.0)
Net (loss)/income ($55.5) $3.5
Diluted earnings per share:
Continuing operations ($2.44) $0.15
Discontinued operations $0.00 $0.00
Net income/(loss) ($2.44) $0.15
Adjusted EBITDA excl. charges
1
($1.9) $10.1
(0.3%) 1.6%
(1) Excludes Asset impairment and Restructuring charges (credits)
(2) $1.7M and $1.3M of developed technology amortization included in COGS for FY11 and FY10, respectively
Fiscal Year
March 31

FY11 review: summary balance sheet performance
Cash at year-end was $74.4M — an increase of
$8.8 million from 3/31/10
Days sales outstanding increased from 69 days
at 3/31/10 to 77 days at 3/31/11
Working capital as a percent of revenue
declined to 2.7%
Capital expenditures were $7.0M in FY11
compared to $13.3M in FY10 — decreased due
to lower capitalized Guest360 development
costs and absence of Oracle enterprise
software implementation costs
Commentary
Working Capital ($Mil.)
• Working capital is (A/R + Inventory) less (A/P + Deferred Revenue)
• Quarterly revenue annualized at historical quarterly skew
$104.8
$121.9
$157.6
$210.3
$123.7
$14.4
$25.9
$22.6
$22.5
$20.6
4.0%
6.2%
6.5%
2.7%
9.0%
$0
$45
$90
$135
$180
$225
Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11
0%
3%
6%
9%
12%
15%
Receivables Inventory Working capital as % of sales

Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2011 Unaudited Fourth Quarter & Full-Year Results June 14, 2011

Reconciliation of (loss)/net income to adjusted EBITDA
2011 2010 2011 2010
(Unaudited) (Unaudited) (Unaudited)
Net (loss) income
(45,007) $   (500) $         (55,475) $   3,547 $
Plus:
    Interest expense, net
352            278             1,171         939
    Income tax (benefit) expense
(2,251)       (5,769)        2,188         (5,176)
    Depreciation and amortization expense (a)
3,394         3,189          13,614       15,829
    Other income, net
(43)             (213)           (2,320)       (6,176)
    (Income) loss from discontinued operations, net of tax
-                (9)               -                29
Adjusted EBITDA from continuing operations
(43,555) $   (3,024) $      (40,822) $   8,992 $
Asset impairment charges
37,662       55              37,721       293
Restructuring charges
789            78              1,195         823
Adjusted EBITDA from continuing operations excluding asset
impairment and restructuring charges
(5,104) $    (2,891) $      (1,906) $    10,108 $
(a) Depreciation and amortization expense excludes amortization of deferred financing fees totaling $131 and $139 for the three months ended March 31, 2011 and 2010, respectively, and $524 and $485 for the year ended
     March 31, 2011 and 2010, respectively, as such costs are already included in interest expense, net.
Year Ended
March 31,
(In thousands)
Three Months Ended
March 31,